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                            NEW ENGLAND ZENITH FUND

                      SUPPLEMENT DATED SEPTEMBER 21, 2001
         TO PROSPECTUS DATED MAY 1, 2001, AS SUPPLEMENTED JULY 1, 2001

                           ALGER EQUITY GROWTH SERIES

The first two paragraphs under the heading "Portfolio Management" in the description of the Alger Equity Growth Series in Section III of the prospectus are replaced with the following:

Fred M. Alger and Dan C. Chung are the portfolio managers of the Series. Mr. Alger is the founder and Chairman of Fred Alger Management, Inc. ("Alger") and has recently assumed the position of President. Mr. Chung is a Senior Analyst and has recently been named Alger's Chief Investment Officer. He has held various investment positions at Alger since 1994.

As of September 12, 2001, Alger managed approximately $16 billion in assets. Alger's address is 30 Montgomery Street, Jersey City, New Jersey 07302.

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                             NEW ENGLAND ZENITH FUND

                       SUPPLEMENT DATED SEPTEMBER 21, 2001
                  TO THE STATEMENT OF ADDITIONAL INFORMATION
               DATED MAY 1, 2001, AS SUPPLEMENTED JULY 1, 2001

                           ALGER EQUITY GROWTH SERIES

      The last sentence of the paragraph pertaining to Fred Alger Management, Inc. on page 42 of the Statement of Additional Information is replaced with the following:

      Fred M. Alger III owns a majority of the voting shares of Alger Associates, Inc. and is considered, under the Investment Company Act of 1940, to control that company and its subsidiaries.